Exhibit 99.2
Metro Bancorp, Inc.
Selected Consolidated Financial Data

	At or for the					At or for the
	Three Months Ended					Nine Months Ended

	September 30,	June 30,	September 30,			September 30,	September 30,
(in thousands, except per share amounts)	2010	2010	Change	2009	Change	2010	2009	Change

Income Statement Data:

Net interest income	$19,987	$19,984	0%	$18,679	7%	$59,404	$57,031	4%
Provision for loan losses	13,400	2,600	415	3,725	260	18,400	10,625	73
Noninterest income	7,640	7,259	5	6,853	11	20,845	17,279	21
Total revenues	27,627	27,243	1	25,532	8	80,249	74,310	8
Noninterest operating expenses	24,159	24,521	(1)	22,799	6	72,555	66,064	10
Net income (loss)	(6,160)	360		(490)		(5,794)	(1,008)	(475)

Per Common Share Data:

Net income (loss): Basic	$(0.46)	0.02		$(0.08)		$(0.43)	$(0.16)	(169	) %
Net income (loss): Diluted	(0.46)	0.02		(0.08)		(0.43)	(0.16)	(169)

Book Value						$15.29	$15.22	0

Weighted average shares outstanding:
Basic	13,581	13,509		6,591		13,520	6,520
Diluted	13,581	13,514		6,591		13,520	6,520

Balance Sheet Data:

Total assets	$2,232,021	$2,195,666	2%			$2,232,021	$2,086,495	7%
Loans (net)	1,374,743	1,424,919	(4)			1,374,743	1,456,636	(6)
Allowance for loan losses	21,169	16,178	31			21,169	14,618	45
Investment securities	635,930	548,670	16			635,930	393,820	61
Total deposits	1,928,684	1,833,626	5			1,928,684	1,736,961	11
Core deposits	1,885,510	1,786,413	6			1,885,510	1,721,859	10
Stockholders' equity	209,796	208,837	0			209,796	195,722	7

Capital:

Stockholders' equity to total assets		9.51%				9.40%	9.38%
Leverage ratio		10.99				10.76	11.10
Risk based capital ratios:
Tier 1		13.75				14.00	13.07
Total Capital		14.67				15.25	13.89

Performance Ratios:

Cost of funds	0.83%	0.87%		1.15%		0.88%	1.19%
Deposit cost of funds	0.70	0.73		0.99		0.75	1.04
Net interest margin	3.86	3.89		3.79		3.87	3.82
Return on average assets	(1.11)	0.07		(0.09)		(0.36)	(0.06)
Return on average total stockholders' equity	(11.54)	0.70		(1.47)		(3.75)	(1.10)

Asset Quality:

Net charge-offs (annualized) to average loans outstanding		0.45%				1.09%	1.17%
Nonperforming assets to total period-end assets		3.22				2.83	1.53
Allowance for loan losses to total period-end loans		1.12				1.52	0.99
Allowance for loan losses to nonperforming loans		26				38	58
Nonperforming assets to capital and reserves		31				27	15

Metro Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets (unaudited)

		September 30,	December 31,
	( dollars in thousands, except share and per share amounts)	2010	2009
Assets	Cash and cash equivalents	$43,299	$40,264
	Federal funds sold	-	-
	Cash and cash equivalents	43,299	40,264
	Securities, available for sale at fair value	409,067	388,836
	Securities, held to maturity at cost
	(fair value 2010: $230,607; 2009: $119,926 )	226,863	117,815
	Loans, held for sale	18,867	12,712
	Loans receivable, net of allowance for loan losses
	(allowance 2010: $21,169 & 2009: $14,391)	1,374,743	1,429,392
	Restricted investments in bank stock	21,695	21,630
	Premises and equipment, net	90,451	93,780
	Other assets	47,036	43,330
	Total assets	$2,232,021	$2,147,759

Liabilities	Deposits:
	Noninterest-bearing	$341,029	$319,850
	Interest-bearing	1,587,655	1,494,883
	Total deposits	1,928,684	1,814,733
	Short-term borrowings and repurchase agreements	14,600	51,075
	Long-term debt	54,400	54,400
	Other liabilities	24,541	27,529
	Total liabilities	2,022,225	1,947,737

Stockholders'	Preferred stock - Series A noncumulative; $10.00 par value
Equity	1,000,000 shares authorized; 40,000 shares issued and outstanding	400	400
	Common stock - $1.00 par value; 25,000,000 shares authorized;
	issued and outstanding shares - 2010: 13,650,356 & 2009: 13,448,447	13,650	13,448
	Surplus	150,296	147,340
	Retained earnings	43,851	49,705
	Accumulated other comprehensive income (loss )	1,599	(10,871)
	Total stockholders' equity	209,796	200,022
	Total liabilities and stockholders' equity	$2,232,021	$2,147,759

Metro Bancorp, Inc. and Subsidiaries
Consolidated Statements of Operations (Unaudited)

		Three Months		Nine Months
		Ending September 30,		Ending September 30,
	(dollars in thousands, except per share amounts)	2010	2009	2010	2009

Interest	Loans receivable, including fees :
Income	Taxable	$17,712	$18,548	$52,838	$56,334
	Tax - exempt	1,206	1,108	3,506	3,147
	Securities :
	Taxable	5,320	4,638	16,370	15,031
	Tax - exempt	-	16	14	49
	Federal funds sold	10	-	11	-
	Total interest income	24,248	24,310	72,739	74,561

Interest	Deposits	3,271	4,314	10,296	13,038
Expense	Short-term borrowings	55	226	242	976
	Long-term debt	935	1,091	2,797	3,516
	Total interest expense	4,261	5,631	13,335	17,530
	Net interest income	19,987	18,679	59,404	57,031
	Provision for loan losses	13,400	3,725	18,400	10,625
	Net interest income after provision for loan losses	6,587	14,954	41,004	46,406

Noninterest	Service charges, fees and other operating income	6,791	6,052	19,666	17,740
Income	Gains on sales of loans	778	238	1,105	294
	Total fees and other income	7,569	6,290	20,771	18,034
	Other-than-temporary impairment losses	(1,908)	(6,819)	(1,463)	(4,912)
	Portion of loss recognized in other comprehensive income (before taxes)	1,862	5,867	501	2,587
	Net impairment loss on investment securities	(46)	(952)	(962)	(2,325)
	Gains on sales/call of securities	117	1,515	1,036	1,570
	Total noninterest income	7,640	6,853	20,845	17,279

Noninterest	Salaries and employee benefits	10,466	10,643	31,097	31,941
Expenses	Occupancy and equipment	3,447	3,228	10,431	9,375
	Advertising and marketing	698	830	2,140	1,875
	Data processing	3,334	2,537	9,870	6,739
	Regulatory assessments and related fees	1,191	830	3,405	3,256
	Foreclosed real estate	420	94	1,369	289
	Consulting fees	965	161	2,667	342
	Core system conversion/branding (net)	-	(911)	-	(523)
	Mergers/acquisition	-	250	17	655
	Other	3,638	5,137	11,559	12,115
	Total noninterest expenses	24,159	22,799	72,555	66,064
	Income (loss) before taxes	(9,932)	(992)	(10,706)	(2,379)
	Benefit for federal income taxes	(3,772)	(502)	(4,912)	(1,371)
	Net income (loss)	$(6,160)	$(490)	$(5,794)	$(1,008)
	Net income (loss) per common share :
	Basic	$(0.46)	$(0.08)	$(0.43)	$(0.16)
	Diluted	(0.46)	(0.08)	(0.43)	(0.16)
	Average Common and Common Equivalent Shares Outstanding:
	Basic	13,581	6,591	13,520	6,520
	Diluted	13,581	6,591	13,520	6,520

Metro Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

Quarter ending,	Year-to-date,

	September 2010			June 2010			September 2009			September 2010			September 2009
	Average		Average	Average		Average	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities:
Taxable	$571,177	$5,320	3.73%	$594,251	$5,651	3.80%	$460,538	$4,638	4.03%	$578,793	$16,370	3.77	$487,017	$15,031	4.12%
Tax-exempt	-	-	-	-	-	-	1,624	25	6.19	446	20	6.07	1,623	74	6.19
Total securities	571,177	5,320	3.73	594,251	5,651	3.80	462,162	4,663	4.04	579,239	16,390	3.77	488,640	15,105	4.12
Federal funds sold	32,518	10	0.13	557	-	0.12	-	-	-	12,804	11	0.12	-	-	-
Loans receivable:
Mortgage and construction	742,825	10,362	5.47	724,186	10,111	5.53	744,218	10,673	5.63	730,576	30,737	5.56	748,641	32,197	5.68
Commercial loans and lines of credit	363,524	4,582	4.94	393,584	4,689	4.72	393,545	4,837	4.82	376,929	13,735	4.81	382,866	14,381	4.96
Consumer	212,168	2,768	5.17	212,117	2,789	5.27	229,160	3,038	5.25	213,125	8,366	5.24	253,068	9,756	5.15
Tax-exempt	119,778	1,827	6.02	115,544	1,778	6.12	109,348	1,705	6.14	116,807	5,312	6.03	102,719	4,841	6.26
Total loans receivable	1,438,295	19,539	5.34	1,445,431	19,367	5.32	1,476,271	20,253	5.39	1,437,437	58,150	5.35	1,487,294	61,175	5.47
Total earning assets	$2,041,990	$24,869	4.80%	$2,040,239	$25,018	4.88%	$1,938,433	$24,916	5.07%	$2,029,480	$74,551	4.87%	$1,975,934	$76,280	5.13%

Sources of Funds
Interest-bearing deposits:
Regular savings	$316,626	$367	0.46%	$340,056	$404	0.48%	$329,348	$464	0.56%	$326,618	$1,158	0.47	$336,821	$1,495	0.59%
Interest checking and money market	960,166	1,570	0.65	913,655	1,619	0.71	811,911	1,877	0.92	932,112	4,985	0.71	764,587	5,339	0.93
Time deposits	212,490	1,259	2.35	213,819	1,282	2.41	256,835	1,923	2.97	218,151	3,971	2.43	255,461	6,006	3.14
Public funds time	44,743	75	0.67	30,142	53	0.71	15,606	50	1.28	34,715	182	0.70	13,259	198	1.99
Total interest-bearing deposits	1,534,025	3,271	0.85	1,497,672	3,358	0.90	1,413,700	4,314	1.21	1,511,596	10,296	0.91	1,370,128	13,038	1.27
Short-term borrowings	34,262	55	0.63	76,388	121	0.63	140,009	226	0.63	53,900	242	0.59	217,583	976	0.59
Other borrowed money	25,000	274	4.29	25,000	271	4.29	38,587	430	4.36	25,000	813	4.29	46,154	1,532	4.38
Junior subordinated debt	29,400	661	9.00	29,400	662	9.00	29,400	661	9.00	29,400	1,984	9.00	29,400	1,984	9.00
Total interest-bearing liabilities	1,622,687	4,261	1.04	1,628,460	4,412	1.09	1,621,696	5,631	1.38	1,619,896	13,335	1.10	1,663,265	17,530	1.41
Demand deposits (noninterest-bearing)	331,925			337,524			311,506			331,627			303,227
Sources to fund earning assets	1,954,612	4,261	0.86	1,965,984	4,412	0.90	1,933,202	5,631	1.15	1,951,523	13,335	0.91	1,966,492	17,530	1.19
Noninterest-bearing funds (net)	87,378			74,255			5,231			77,957			9,442
Total sources to fund earning assets	$2,041,990	$4,261	0.83%	$2,040,239	$4,412	0.87%	$1,938,433	$5,631	1.15%	$2,029,480	$13,335	0.88%	$1,975,934	$17,530	1.19%
Net interest income and margin
on a tax-equivalent basis		$20,608	3.98%		$20,606	4.01%		$19,285	3.92%		$61,216	3.99%		$58,750	3.94%
Tax-exempt adjustment		621			622			606			1,812			1,719
Net interest income and margin		$19,987	3.86%		$19,984	3.89%		$18,679	3.79%		$59,404	3.87%		$57,031	3.82%

Other Balances:
Cash and due from banks	$44,695			$44,736			$47,805			$44,088			$42,641
Other assets	106,814			96,224			84,074			100,596			79,879
Total assets	2,193,499			2,181,199			2,070,312			2,174,164			2,098,454
Other liabilities	27,062			9,932			4,487			16,238			9,689
Stockholders' equity	211,825			205,283			132,623			206,403			122,273

Metro Bancorp, Inc. and Subsidiaries
Summary of Allowance for Loan Losses and Other Related Data
(unaudited)

	Three Months Ended		Year-ended	Nine Months Ended
(dollar amounts in thousands)	9/30/2010	9/30/2009	12/31/2009	9/30/2010	9/30/2009

Balance at beginning of period	$16,178	$19,337	$16,719	$14,391	$16,719
Provisions charged to operating expense	13,400	3,725	12,425	18,400	10,625
	29,578	23,062	29,144	32,791	27,344

Recoveries on loans charged-off:
Commercial	143	19	92	391	139
Consumer	5	0	6	7	5
Real estate	14	35	210	40	41
Total recoveries	162	54	308	438	185

Loans charged-off:
Commercial	(3,786)	(3,878)	(7,405)	(5,540)	(6,224)
Consumer	(36)	(2)	(21)	(117)	(21)
Real estate	(4,749)	(4,618)	(7,635)	(6,403)	(6,666)

Total charged-off	(8,571)	(8,498)	(15,061)	(12,060)	(12,911)

Net charge-offs	(8,409)	(8,444)	(14,753)	(11,622)	(12,726)

Balance at end of period	$21,169	$14,618	$14,391	$21,169	$14,618

Net charge-offs (annualized) as a percentage of
average loans outstanding	2.35%	2.29%	1.02%	1.09%	1.17%

Allowance for loan losses as a percentage of
period-end loans	1.52%	0.99%	1.00%	1.52%	0.99%

Metro Bancorp, Inc. and Subsidiaries
Summary of Nonperforming Loans and Assets
(unaudited)

The following table presents information regarding nonperforming loans and assets as of September 30, 2010 and for the preceding four quarters
(dollar amounts in thousands).

	September 30,	June 30,	March 31,	December 31,	September 30,
	2010	2010	2010	2009	2009
Nonaccrual loans:
Commercial	$21,536	$25,327	$13,142	$14,254	$8,683
Consumer	1,871	1,437	1,064	654	984
Real Estate:
Construction	15,120	17,879	17,424	11,771	7,605
Mortgage	17,021	17,723	14,419	11,066	7,819
Total nonaccrual loans	55,548	62,366	46,049	37,745	25,091
Loans past due 90 days or more
and still accruing	628	687	249	0	5
Renegotiated loans	178	171	0	0	0
Total nonperforming loans	56,354	63,224	46,298	37,745	25,096

Foreclosed real estate	6,815	7,367	7,154	7,821	6,875

Total nonperforming assets	$63,169	$70,591	$53,452	$45,566	$31,971

Nonperforming loans to total loans	4.04%	4.39%	3.28%	2.61%	1.71%

Nonperforming assets to total assets	2.83%	3.22%	2.46%	2.12%	1.53%

Nonperforming loan coverage	38%	26%	33%	38%	58%

Allowance for loan losses as a percentage
of total period-end loans	1.52%	1.12%	1.08%	1.00%	0.99%

Nonperforming assets / capital plus allowance for loan losses	27%	31%	24%	21%	15%